UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22293

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

U.S. Large-Cap Core Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

After a very strong first quarter, U.S. stocks gave back some of their gains in a volatile second quarter as problems in Europe, slowing growth in China, and a weak U.S. labor market helped undermine investor confidence. The bulk of the losses came in May against the backdrop of the deteriorating situation in the eurozone, where government bond yields in peripheral countries soared and Spain sought a bailout for its banking sector. Shares bottomed in early June and produced solid gains for the month, but not enough to offset losses earlier in the quarter. That said, equities finished firmly in positive territory for the year-to-date period.

PERFORMANCE COMPARISON

The U.S. Large-Cap Core Fund posted a return of 8.28% during the past six months, compared with 9.49% for the S&P 500 Index and 8.04% for the Lipper Large-Cap Core Funds Index. (Returns for the Advisor Class were the same as for the regular shares.)

INVESTMENT APPROACH

The U.S. Large-Cap Core Fund seeks long-term capital appreciation by investing in a concentrated portfolio of domestic large-cap growth and value stocks. The fund uses fundamental, bottom-up analysis that also relies on a rigorous valuation assessment to find the stocks with the most potential for appreciation.

In selecting the stocks for the portfolio, the fund generally starts with companies of more than $5 billion in market capitalization that carry “buy” ratings from T. Rowe Price analysts. In our analysis of these companies, we focus on four key elements: understanding a company’s business model and strategy, developing a relationship with the company’s management, determining the company’s standing within its industry, and assessing the company’s valuation.

The fund has a bias toward high-quality companies that have opportunities to increase their market share or have barriers to entry around their business that protect them and allow them to grow organically. We invest in well-managed firms with great products and services within an industry that may be in a cyclical trough. Lastly, we favor companies with characteristics that we believe can drive equity appreciation, such as pricing power, new product cycles, improving margins, and a strategy to earn better returns on their invested capital.

Beyond good fundamentals, we look for management teams that can create value by executing well and improving the business. We also pay close attention to free cash flow and management’s effectiveness in redeploying its capital. We like managements that invest in their business when there is the potential for attractive returns or return of capital to shareholders if conditions warrant.

We also employ a disciplined sell process. After stocks are added to the portfolio, they are subject to continued scrutiny. Criteria for selling stocks include a downgrade by a T. Rowe Price analyst, deterioration in the company’s fundamentals or management, the discovery of a better investment idea, or the fulfillment of our investment thesis when a stock becomes fully valued.

MARKET ENVIRONMENT

The year so far has been a tale of two contrasting quarters, with the first offering relatively healthy U.S. economic data regarding the labor and housing markets. Those two areas are the pillars of any sustainable economic recovery, and they benefited from a mild winter in the U.S. The second quarter, however, featured worsening news from abroad and slowing U.S. economic growth. Heading the list of concerns was the eurozone’s struggle to deal effectively with problems in Greece, Spain, and Italy, which led to soaring sovereign debt yields. The core countries of Germany and France suffered economic slumps of their own, while growth also slowed in China.

As the period ended, we appeared to be stuck in a repetitive cycle of ongoing crises, reactions to the crises, temporary stabilization, followed by worsening crises and inadequate responses. Investors grew increasingly risk averse in an environment of ineffective policy responses in Europe and the U.S. Clearly, bold moves are required by elected officials who, so far, have failed to summon the willpower to move beyond election year politics. A primary concern is that the market has been supported by quantitative easing and other monetary measures, but unassisted underlying growth could remain meager.

PORTFOLIO HIGHLIGHTS

The leading contributor to relative results was the health care sector, thanks to stock selection and an overweight position. Shares of pharmaceutical giant Merck rose on encouraging news concerning some of its pipeline assets. Pharmaceutical distributor McKesson reported good first-half results, which helped lift shares. The stock of health care provider Express Scripts also performed well as investors grew more comfortable with the integration of its recent acquisition of Medco Health. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

An overweight position in telecommunication services also added relative value. Wireless providers continued to benefit from global consumer demand for smartphones, which can download more data and require a more robust wireless network. Crown Castle International performed well as demand for the company’s towers accelerated in line with the increase in wireless data usage. In addition, our consumer discretionary stocks boosted relative returns. Media conglomerate Walt Disney benefited from increased traffic at its theme parks and improved advertising revenue for its television networks, especially ESPN. In addition, the box office success of “The Avengers” led to optimism that its studio segment would begin to add to earnings. Shares of Time Warner Cable did very well, with investors attracted to the stability of the company’s business model and the generous return of capital to shareholders.

The leading detractor from relative performance during the period was stock selection in the information technology sector, driven by communications equipment and semiconductor names as macroeconomic weakness, particularly in Europe, weighed on the economically sensitive industries. Investors punished shares of Juniper Networks when the company announced decent earnings but issued disappointing guidance on future results because of concerns that slowing global growth might constrain technology spending by businesses. Google also continued to struggle since earnings have not met investor expectations.

In consumer staples, stock selection and an underweight position in the sector weighed on relative results. Historically well-managed companies like Kellogg and Procter & Gamble suffered from poor execution. In the second quarter, investors rotated out of more cyclical stocks in favor of defensive names, but the stocks of both companies continued to lag and disappointed investors.

PORTFOLIO STRATEGY

We favor consumer discretionary stocks that we believe will provide solid growth in a slow recovery and demonstrate pricing power in their industry. The recent pullback in gasoline prices may also help spur consumer demand in the near term. In addition, we favor the media industry, particularly companies exposed to advertising trends and those that create content. We were net purchasers during the period, initiating a position in McGraw-Hill and adding to McDonald’s on weakness.

We believe health care offers opportunities for growth based on an aging population and increased utilization. In addition, the U.S. Supreme Court ruling upholding the Affordable Care Act has removed some uncertainty that had been surrounding the sector. Our primary exposure is in the pharmaceuticals industry, which has experienced price/earnings compression for several years due to concerns over the upcoming wave of patent expirations and pipeline uncertainty. Pharmaceutical companies tend to have strong cash flows and attractive dividends, and they are usually adept at finding ways to allocate capital and fill in pipelines. In the industry, we have meaningful positions in Johnson & Johnson, Pfizer, and Merck. We were net buyers in the health care sector, adding to Stryker, Johnson & Johnson, and Thermo Fisher Scientific.

The economically sensitive financials sector has been under pressure since the onset of the financial crisis, and it continues to be challenged by regulatory overhang, a low interest rate environment, and the European sovereign debt crisis. We are focused on high-quality companies that can boost their market share and have strengthened their competitive positions. We were net buyers and initiated positions in TD Ameritrade.

We believe that information technology has superior growth prospects compared with less-dynamic sectors. Our confidence stems from the rapid growth of mobile computing, which is still in its early stages. The rising availability of wireless Internet and soaring smartphone use exemplify secular trends that point to mobile computing becoming increasingly widespread. However, after strong performance in the beginning of 2012, we eliminated positions in Autodesk, Analog Devices, and Network Appliance due to valuation concerns.

OUTLOOK

We believe that the U.S. equity market continues to suffer from a crisis of confidence caused by macroeconomic uncertainty both domestically and throughout the globe. In recent months, this uncertainty has been fueled chiefly by the ongoing European sovereign debt crisis, the so-called fiscal cliff facing the U.S. economy in 2013 with no apparent progress toward a solution, and the prospect for slowing growth in emerging markets. However, despite these macroeconomic concerns, U.S. companies are performing well and have been able to maintain historically high profitability levels. We are also encouraged by China’s change toward a more sustainable, consumption-oriented growth trajectory, although this shift has proven more challenging than expected.

Nevertheless, we seem to have entered a period of slow and steady economic growth. Further, low interest rates and reasonable stock valuations bode well for U.S. equities over the medium to long term. In the current environment, we are finding value in various sectors.

Despite the recent volatility, we have confidence in our investment thesis and portfolio positioning. Our goal is to identify high-quality companies operating in attractive industry structures that appear well positioned to take market share and grow earnings. In addition, many stocks are trading at attractive levels, even when conservative growth and profitability levels are projected. The market is likely to remain volatile, but solid fundamentals should provide compelling investment opportunities for long-term investors.

Respectfully submitted,

Jeffrey Rottinghaus
Chairman of the fund’s Investment Advisory Committee

July 20, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/12
Apple	4.8%
ExxonMobil	4.7
AT&T	3.8
Johnson & Johnson	3.6
PepsiCo	2.9
Pfizer	2.8
Google	2.7
Crown Castle International	2.6
Merck	2.6
Praxair	2.3
Procter & Gamble	2.3
Boeing	2.3
McKesson	2.2
Walt Disney	2.1
Time Warner Cable	2.1
U.S. Bancorp	2.0
Schlumberger	1.9
McDonald's	1.8
JPMorgan Chase	1.8
Thermo Fisher Scientific	1.8
Covidien	1.7
UnitedHealth Group	1.7
Danaher	1.7
Oracle	1.7
Time Warner	1.5
Total	61.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This table shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	6/26/09 Through 12/31/09
NET ASSET VALUE				
Beginning of period	$ 13.17	$ 13.23	$ 11.94	$ 10.00
Investment activities				
Net investment income[1]	0.05[2]	0.10[2]	0.15[2]	0.03[2]
Net realized and unrealized gain	1.04	0.05[3]	1.56	2.03
Total from investment activities	1.09	0.15	1.71	2.06
Distributions				
Net investment income	–	(0.09)	(0.13)	(0.03)
Net realized gain	–	(0.12)	(0.29)	(0.09)
Total distributions	–	(0.21)	(0.42)	(0.12)
NET ASSET VALUE				
End of period	**$ 14.26**	**$ 13.17**	**$ 13.23**	**$ 11.94**
Ratios/Supplemental Data				
Total return[4]	**8.28%[2]**	**1.19%[2]**	**14.38%[2]**	**20.55%[2]**
Ratio of total expenses to average net assets	1.15%[2][5]	1.15%[2]	1.15%[2]	1.15%[2][5]
Ratio of net investment income to average net assets	0.75%[2][5]	0.74%[2]	1.24%[2]	0.48%[2][5]
Portfolio turnover rate	34.4%	74.0%	60.7%	37.1%
Net assets, end of period (in thousands)	$ 42,051	$ 37,751	$ 24,481	$ 16,247

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/14.

(3) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	6/26/09 Through 12/31/09
NET ASSET VALUE				
Beginning of period	$ 13.16	$ 13.22	$ 11.94	$ 10.00
Investment activities				
Net investment income(1)	0.05(2)	0.10(2)	0.14(2)	0.03(2)
Net realized and unrealized gain	1.04	0.04(3)	1.56	2.03
Total from investment activities	1.09	0.14	1.70	2.06
Distributions				
Net investment income	–	(0.08)	(0.13)	(0.03)
Net realized gain	–	(0.12)	(0.29)	(0.09)
Total distributions	–	(0.20)	(0.42)	(0.12)
NET ASSET VALUE				
End of period	**$ 14.25**	**$ 13.16**	**$ 13.22**	**$ 11.94**

Ratios/Supplemental Data				
Total return(4)	**8.28%(2)**	**1.12%(2)**	**14.29%(2)**	**20.55%(2)**
Ratio of total expenses to average net assets	1.20%(2)(5)	1.20%(2)	1.20%(2)	1.20%(2)(5)
Ratio of net investment income to average net assets	0.71%(2)(5)	0.71%(2)	1.19%(2)	0.40%(2)(5)
Portfolio turnover rate	34.4%	74.0%	60.7%	37.1%
Net assets, end of period (in thousands)	$ 384	$ 437	$ 333	$ 299

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 4/30/14.

(3) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
CONSUMER DISCRETIONARY 11.8%		
Hotels, Restaurants & Leisure 3.3%		
Carnival	17,890	613
McDonald's	8,850	784
		1,397
Media 7.7%		
McGraw-Hill	6,000	270
Omnicom	11,430	556
Time Warner	16,760	645
Time Warner Cable, Class A	10,760	883
Walt Disney	18,500	897
		3,251
Multiline Retail 0.8%		
Kohl's	7,600	346
		346
Total Consumer Discretionary		4,994
CONSUMER STAPLES 7.8%		
Beverages 2.9%		
PepsiCo	17,310	1,223
		1,223
Food & Staples Retailing 1.4%		
Kroger	24,980	579
		579
Food Products 1.2%		
Kellogg	10,400	513
		513

Household Products 2.3%		
Procter & Gamble	16,030	982
		982
Total Consumer Staples		3,297
ENERGY 9.3%		
Energy Equipment & Services 1.9%		
Schlumberger	12,200	792
		792
Oil, Gas & Consumable Fuels 7.4%		
ExxonMobil	23,100	1,977
Southwestern Energy (1)	16,100	514
Spectra Energy	13,800	401
Williams Companies	8,800	253
		3,145
Total Energy		3,937
FINANCIALS 7.7%		
Capital Markets 2.5%		
Invesco	25,230	570
Morgan Stanley	17,100	250
TD Ameritrade Holding	14,000	238
		1,058
Commercial Banks 2.0%		
U.S. Bancorp	26,900	865
		865
Diversified Financial Services 1.8%		
JPMorgan Chase	21,460	767
		767

INDUSTRIALS & BUSINESS SERVICES 11.0%

Aerospace & Defense 5.0%		
Boeing	13,050	970
Honeywell International	11,520	643
United Technologies	6,670	504
		2,117
Air Freight & Logistics 2.1%		
C.H. Robinson Worldwide	6,500	380
FedEx	5,500	504
		884
Electrical Equipment 1.3%		
Emerson Electric	12,080	563
		563
Industrial Conglomerates 1.6%		
Danaher	13,590	708
		708
Road & Rail 1.0%		
CSX	18,400	411
		411
Total Industrials & Business Services		4,683

INFORMATION TECHNOLOGY 17.4%

Communications Equipment 2.5%		
Juniper Networks (1)	30,900	504
Qualcomm	10,210	568
		1,072
Computers & Peripherals 5.8%		
Apple (1)	3,470	2,026

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $37,121)	$ 42,586
Receivable for investment securities sold	295
Dividends receivable	37
Receivable for shares sold	15
Due from affiliates	7
Other assets	45
Total assets	42,985
Liabilities	
Payable for investment securities purchased	480
Payable for shares redeemed	17
Investment management fees payable	17
Due to affiliates	15
Other liabilities	21
Total liabilities	550
NET ASSETS	$ 42,435
Net Assets Consist of:	
Undistributed net investment income	$ 155
Accumulated undistributed net realized gain	502
Net unrealized gain	5,465
Paid-in capital applicable to 2,975,944 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	36,313
NET ASSETS	$ 42,435
NET ASSET VALUE PER SHARE	
Investor Class ($42,050,968 / 2,948,960 shares outstanding)	$ 14.26
Advisor Class ($384,428 / 26,984 shares outstanding)	$ 14.25

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 155	$ 260
Net realized gain	632	280
Change in net unrealized gain (loss)	2,418	(781)
Increase (decrease) in net assets from operations	3,205	(241)
Distributions to shareholders		
Net investment income		
Investor Class	–	(254)
Advisor Class	–	(3)
Net realized gain		
Investor Class	–	(339)
Advisor Class	–	(4)
Decrease in net assets from distributions	–	(600)
Capital share transactions*		
Shares sold		
Investor Class	7,542	27,331
Advisor Class	13	335
Distributions reinvested		
Investor Class	–	457
Advisor Class	–	2
Shares redeemed		
Investor Class	(6,411)	(13,707)
Advisor Class	(102)	(203)
Increase in net assets from capital share transactions	1,042	14,215
Net Assets		
Increase during period	4,247	13,374
Beginning of period	38,188	24,814
End of period	**$ 42,435**	**$ 38,188**
Undistributed net investment income	155	–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. The fund has two classes of shares: the U.S. Large-Cap Core Fund original share class, referred to in this report as the Investor Class, offered since June 26, 2009, and the U.S. Large-Cap Core Fund–Advisor Class (Advisor Class), offered since June 26, 2009. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On June 30, 2012, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $14,838,000 and $13,972,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2012, the cost of investments for federal income tax purposes was $37,524,000. Net unrealized gain aggregated $5,062,000 at period-end, of which $6,126,000 related to appreciated investments and $1,064,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $6,000 were waived and expenses in the amount of $43,000 were reimbursed by Price Associates during the six months ended June 30, 2012. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $512,000 remain subject to repayment at June 30, 2012.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $23,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 575,000 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 20% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month, one-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s limited operating history and relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Boa rd did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to both the fund’s Investor Class and Advisor Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor pursuant to the expense limitations) was below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012